Exhibit 10.3

TERMINATION OF SERVICES AGREEMENT

THIS TERMINATION OF SERVICES AGREEMENT (this “Agreement”) made as of this _____________, 2017 (the “Effective Date”) by and between CAN-FITE BIOPHARMA LTD., an Israeli-registered public company whose principal place of business is located at 10 Bareket Street, Petach Tikva, Israel ( “CanFite”), OPHTHALIX INC., a Delaware-registered company, whose principal place of business is located at 10 Bareket Street, Petach Tikva, Israel ("OphthaliX"), and its wholly owned subsidiary, EYEFITE LTD., an Israeli-registered private company whose principal place of business is located at 12 Abba Hillel Silver, Ramat Gan 52506 , Israel ("EyeFite" and together with OphthaliX, the “Companies” and Can-Fite, Eyefite and OphthaliX, each a “Party”).

WHEREAS	on November 21, 2011 the Parties entered into a services agreement, a copy of which is attached hereto as Exhibit A (the “Services Agreement”) in accordance to which CanFite provided certain services to the Companies in its clinical development activities with the therapeutic drug CF101 for the field of ophthalmic diseases; and

WHEREAS	the Parties hereto mutually wish to terminate the Services Agreement effective as of the Effective Date.

NOW THEREFORE, in consideration of the mutual undertakings and promises herein contained, the parties hereby agree as follows:

1.	TERMINATION OF THE SERVICE AGREEMENT

1.1	In accordance with Section 3.1 and 9.3 of the Services Agreement, the Parties hereby agree to amend the Services Agreement so as to enable the mutual termination of the Service Agreement hereunder.

1.2	Accordingly, the Parties hereby terminate the Services Agreement, such termination to be effective as of the Effective Date.

1.3	CanFite hereby waives any and all payments owed to it by the Companies under the Services Agreement and outstanding as of the Effective Date so that any and all such amounts are hereby waived and cancelled.

2.	NO CLAIMS

Each of the Parties hereto hereby represents and certifies that it has no claims against the other Party and the termination of the Agreement is agreed upon amicably and due to the failure of the clinical trials performed by OphthaliX.

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IN WITNESS WHEREOF, the parties have executed this Agreement

CAN-FITE BIOPHARMA LTD.	OPHTHALIX INC.

Name:	Name:
Title	Title
Date:	Date:

EYEFITE LTD.
Name:
Title
Date:

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Exhibit A

THE SERVICES AGREEMENT

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